                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ William L. Armstrong                           Witness: /s/ Kathleen Ives
William L. Armstrong                               Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Robert G. Avis                        Witness: /s/ Kathleen Ives
Robert G. Avis                                     Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ George C. Bowen                       Witness: /s/ Kathleen Ives
George C. Bowen                                    Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Edward Cameron                        Witness: /s/ Kathleen Ives
Edward Cameron                                     Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Jon S. Fossel                         Witness: /s/ Kathleen Ives
Jon S. Fossel                                      Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Sam Freedman                          Witness: /s/ Kathleen Ives
Sam Freeman                                        Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV, Oppenheimer Real Asset Fund,  Oppenheimer Strategic Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series Fund, Inc (the
"Funds"), to sign on my behalf any and all Registration  Statements (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Beverly L. Hamilton                   Witness: /s/ Kathleen Ives
Beverly L. Hamilton                                Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV, Oppenheimer Real Asset Fund,  Oppenheimer Strategic Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series Fund, Inc (the
"Funds"), to sign on my behalf any and all Registration  Statements (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Robert J. Malone                      Witness: /s/ Kathleen Ives
Robert J. Malone                                   Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II,  Oppenheimer   Principal  Protected  Trust  III,   Oppenheimer   Principal
Protected Trust IV,  Oppenheimer Real Asset Fund,  Oppenheimer Senior Floating
Rate Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account
Funds,  Panorama Series Fund, Inc (the "Funds"),  to sign on my behalf any and all  Registration  Statements  (including  any  post-effective  amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ F. William Marshall, Jr                        Witness: /s/ Kathleen Ives
F. William Marshall, Jr.                                 Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my  capacity  as a  Trustee,
President and Principal Executive Officer of Centennial  California Tax-Exempt
Trust,  Centennial Government Trust, Centennial Money Market Trust, Centennial
New York Tax-Exempt Trust,  Centennial  Tax-Exempt Trust,  Oppenheimer Capital
Income Fund  Oppenheimer  Cash  Reserves,  Oppenheimer  Champion  Income Fund,
Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,  Oppenheimer
Integrity   Funds,   Oppenheimer    International   Bond   Fund,   Oppenheimer
Limited-Term   Government   Fund,   Oppenheimer   Main  Street  Funds,   Inc.,
Oppenheimer Main Street  Opportunity  Fund,  Oppenheimer Main Street Small Cap
Fund,  Oppenheimer  Municipal Fund,  Oppenheimer  Principal  Protected  Trust,
Oppenheimer  Principal  Protected Trust II,  Oppenheimer  Principal  Protected
Trust III,  Oppenheimer  Principal  Protected Trust IV, Oppenheimer Real Asset
Fund,  Oppenheimer  Senior Floating Rate Fund,  Oppenheimer  Strategic  Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series Fund, Inc (the
"Funds"), to sign on my behalf any and all Registration  Statements (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ John Murphy                           Witness: /s/ Kathleen Ives
John Murphy                                        Kathleen Ives
                                                   Assistant Secretary

                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and appoints  Phillip  Gillespie,  Mitchell J. Lindauer and Wayne Miao each as
my  true  and  lawful   attorney-in-fact   and  agent,   with  full  power  of
substitution  and  resubstitution,  for me and in my capacity as Treasurer and
Principal   Financial  and   Accounting   Officer  of  Centennial   California
Tax-Exempt Trust,  Centennial Government Trust, Centennial Money Market Trust,
Centennial  New  York   Tax-Exempt   Trust,   Centennial   Tax-Exempt   Trust,
Oppenheimer  Capital  Income  Fund  Oppenheimer  Cash  Reserves,   Oppenheimer
Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,  Oppenheimer High Yield
Fund,  Oppenheimer  Integrity  Funds,  Oppenheimer  International  Bond  Fund,
Oppenheimer  Limited-Term  Government  Fund,  Oppenheimer  Main Street  Funds,
Inc.,  Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small
Cap Fund,  Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,
Oppenheimer  Principal  Protected Trust II,  Oppenheimer  Principal  Protected
Trust III,  Oppenheimer  Principal  Protected Trust IV, Oppenheimer Real Asset
Fund,  Oppenheimer  Senior Floating Rate Fund,  Oppenheimer  Strategic  Income
Fund,  Oppenheimer  Variable  Account  Funds,  Panorama  Series Fund, Inc (the
"Funds"), to sign on my behalf any and all Registration  Statements (including
any   post-effective   amendments  to  Registration   Statements)   under  the
Securities Act of 1933, the Investment  Company Act of 1940 and any amendments
and  supplements   thereto,   and  proxy  statements  or  other  documents  in
connection  thereunder,  and to file the same, with all exhibits thereto,  and other  documents  in  connection  therewith,  with  the  U.S.  Securities  and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 13th day of December, 2004

/s/ Brian W. Wixted                       Witness: /s/ Kathleen Ives
Brian W. Wixted                                    Kathleen Ives
                                                   Assistant Secretary